UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013

IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 19, 2013, Ixia (the “Company”) received a notice (the “Nasdaq Notice”) from The NASDAQ Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “Form 10-Q”), the Company no longer complies with the Nasdaq Listing Rules and specifically with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission (the “SEC”).

In a Form 12b-25 Notification of Late Filing filed by the Company with the SEC on November 13, 2013 (the “Form 12b-25”), the Company reported that as a result of the recent resignation of Victor Alston, the Company’s former President and Chief Executive Officer, the Company’s Audit Committee, with the assistance of independent counsel, is conducting an email review and performing additional procedures in order to ensure the accuracy of its recording of financial information and appropriateness of its financial reporting. The Company also reported in the Form 12b-25 that these procedures need to be completed prior to the filing of the Form 10-Q, and that the Company expected to file the Form 10-Q by the extended deadline of November 18, 2013. As announced by the Company in a press release issued on November 18, 2013, however, the Company was unable to file the Form 10-Q by the extended deadline.

The Nasdaq Notice provides that the Company has 60 calendar days from the date thereof to submit to Nasdaq a plan to regain compliance with the Listing Rules. The Company intends to submit a plan to regain compliance within the 60-day period. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-Q (i.e., until May 19, 2014) to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

On November 20, 2013, the Company issued a press release announcing its receipt of the Nasdaq Notice. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 20, 2013 of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: November 21, 2013	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 20, 2013 of the Company

4